                     HORIZON/CMS HEALTHCARE CORPORATION
                        6001 INDIAN SCHOOL ROAD, NE
                           ALBUQUERQUE, NM 87110

                COMPANY NAME                       ADDRESS
- -----------------------------------------------------------------------------
Eagle Rehab Corporation                       6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Facilities Management, Inc.           6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
LTC Medical Laboratories, Inc.                6001 Indian School Road, NE
      (Delaware)                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon MDS Corporation                       6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Advanced Clinical Technologies, Inc.          6001 Indian School Road, NE
     (Arizona)                                Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Medical Specialties, Inc.             6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
National Institutional Pharmacy               6001 Indian School Road, NE
Services, Inc.                                Albuquerque, NM 87110
     (Delaware)
- -----------------------------------------------------------------------------
Horizon Assisted Living Services, Inc.        6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Sleep Diagnostic Corporation          6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Holding, Inc.                         6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
HHC Nursing Facilities, Inc.                  6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Greenery Securities Corp.                     6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
HHC Acquisition Corp.                         6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Midwest Regional Rehab Center, Inc.           6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Hospice Care, Inc.                    6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Active Rehab Mgmt of Occupational Therapy     6001 Indian School Road, NE
     (Illinois)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Physicians Hosp. For Extended Care            6001 Indian School Road, NE
     (Nevada)                                 Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Vegas Valley Conv. Center, Inc.               6001 Indian School Road, NE
     (Nevada)                                 Albuquerque, NM 87110
- -----------------------------------------------------------------------------
San Jacinto Mgmt. Company                     6001 Indian School Road, NE
     (Texas)                                  Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Intra-City Enterprises, Inc.                  6001 Indian School Road, NE
     (Ohio)                                   Albuquerque, NM 87110
- -----------------------------------------------------------------------------
UROcare of America, Inc.                      6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Royal Oaks Partnership                        6001 Indian School Road, NE
     (Florida)                                Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Health Systems, L.P.                  6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Continental Medical Systems, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Wilson Lane Holdings, Inc.                    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Horizon Therapy Holdings, Inc.                600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Horizon FM L.P.                               6001 Indian School Road, NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Management Holding, Inc.              6001 Indian School Road, NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Horizon Medical Management, Inc.              6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Medical Innovations, Inc.                     6001 Indian School Road, NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
NIPSI Healthcare of Houston, L.P.             6001 Indian School Road, NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Senior Health Clinics, Inc.                   6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
NIPSI of Houston, Inc.                        6001 Indian School Road, NE
     (Delaware)                               Albuquerque, NM 87110
- -----------------------------------------------------------------------------
CMS Therapies Provider, Inc.                  600 Wilson Lane
     (North Carolina)                         Mechanicsburg, PA 17055
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                                                                            2

                     CONTINENTAL MEDICAL SYSTEMS, INC.
                             600 WILSON LANE
                         MECHANICSBURG, PA 17055

                COMPANY NAME                       ADDRESS
- -----------------------------------------------------------------------------
Central Arizona Rehab Hospital, Inc.          600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Central Ark. Outpatient Centers, Inc.         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Chandler Rehab Hospital, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Chico Rehab Hospital., Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Clear Lake Rehab Hospital Inc.                600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Administrative Services, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Alexandria Rehab, Inc.                    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Baton Rouge Rehab, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Beaumont Rehab, Inc.                      600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Contra Costa Rehab Clinic, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Denver Rehab, Inc.                        600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Develop. And Mgmt. Co. Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Elizabethtown, Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Fayetteville Rehab, Inc.                  600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Fort Worth Rehab, Inc.                    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Fresno Rehab, Inc.                        600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
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                                                                            3

- -----------------------------------------------------------------------------
CMS Houston Rehab, Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Jonesboro Rehab, Inc.                     600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Kansas City Rehab, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Outpatient Centers of N. Texas, Inc.      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Outpatient Centers of S. Texas, Inc.      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Outpatient Rehab Services, Inc.           600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Pennsylvania, Inc.                        600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Physician Services, Inc.                  600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS of Ohio, Inc.                             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Rehab Technologies, Inc.                  9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
CMS Rehab Center of Hialeah, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Ruston Rehab., Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS San Diego Rehab Inc.                      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS San Diego Surgical, Inc.                  600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Sherwood Rehab Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS South Miami Rehab, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Sportsmed Clinic, Inc.                    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Topeka Rehabilitation, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Tri-Cities Rehab Hospital, Inc.           600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Wichita Rehab, Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
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                                                                            4

- -----------------------------------------------------------------------------
CMS WorkAble, Inc.                            600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS WorkAble of Paragould, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Worknet of Baton Rouge, Inc.              600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMSI Systems of Texas, Inc.                   600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Colorado Outpatient Centers, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Medical of Arizona, Inc.          600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Medical of Colorado, Inc.         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Medical Systems of Florida, Inc.  600 Wilson Lane
     (Florida)                                Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Medical of Kentucky, Inc.         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Medical of Palm Beach, Inc.       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Rehab of W.F., Inc.               600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Continental Rehab Hospital of Arizona, Inc    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Fairland Nursing and Retirement Home, Inc.    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Great Plains Rehab Hospital, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
HCA Wesley Rehab Clinic of Liberal, Inc.      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
HCA Wesley Rehab Hospital, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Hialeah Conv. Centers, Inc.                   600 Wilson Lane
     (Florida)                                Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Indiana Outpatient Centers, Inc.              600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Innovative Health Alliances, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
K.C. Rehab Hospital, Inc.                     600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
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                                                                            5

- -----------------------------------------------------------------------------
Kansas Outpatient Centers, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Kansas Rehab Hospital, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Kentfield Hospital Corporation                600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Keystone Medical Systems, Inc.                600 Wilson Lane
     (Pennsylvania)                           Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Kokomo Rehab Hospital, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Lafayette Rehab Hospital, Inc                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Louisiana Outpatient Centers, Inc.            600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Maryland Rehab Hospital, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Mid-America Outpatient Centers, Inc.          600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
National Physicians Equity Corp               600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Nevada Rehab Hospital, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
North Louisiana Rehab Center, Inc.            600 Wilson Lane
     (Louisiana)                              Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Northeast Arkansas Rehab Unit, Inc.           600 Wilson Lane
     (Arkansas)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Northeast Oklahoma Rehab Hospital, Inc.       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Northern Virginia Rehab Hospital, Inc         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Orange Rehab Hospital, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Texas Hospital Partners, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Palm Springs Rehab Hospital, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Park Manor Nursing Home, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Premier Ancillary Services, Inc.              600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
Professional Management Resources, Inc.       600 Wilson Lane
     (New York)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
RCM Management Company, Inc.                  600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Concepts Corp.                          9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
Rehab Connection Inc.                         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Resources, Inc.                         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Hospital of Colorado Springs, Inc.      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Hospital of Fort Wayne, Inc.            600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Hospital of Nevada-LV, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Hospital of Plano, Inc.                 600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Romano Rehab Hospital, Inc.                   600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
SD Acquisition Corporation                    600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
SD Partners, Inc.                             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
San Bernardino Rehab Hospital, Inc.           600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
SelectRehab, Inc.                             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Sherwood Rehab Hospital, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Sierra Pain & Occ. Rehab Center, Inc          600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Southeast Texas Rehab Hospital, Inc.          600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Tarrant City Rehab Hospital, Inc.             600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Terre Haute Rehab Hospital, Inc.              600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
The Nursing Home at Chevy Chase, Inc.         600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
The Rehab Source, Inc.                        600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Therapy Source, Inc.                          600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Tulsa Rehab Hospital Inc.                     600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Tyler Rehab Hospital Inc.                     600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Western Neuro Care, Inc.                      600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Western Neuro Residential, Inc.               600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Wichita Falls Rehab Hospital, Inc.            600 Wilson Lane
     (Texas)                                  Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Capital Ventures, Inc.                    9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
Medical Manage Associates, Inc.               600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Western Neur. Res. Centers, Inc.              600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Baton Rouge Rehab, Inc.                       600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CMS Therapies, Inc.                           600 Wilson Lane
     (North Carolina)                         Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
VTA Management Services, Inc.                 600 Wilson Lane
     (New York)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
VTA Therapy Tech. Corp.                       9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
The Kelton Corporation                        600 Wilson Lane
     (Massachusetts)                          Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Braintree Rehab Ventures, Inc.                600 Wilson Lane
     (Massachusetts)                          Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
KBT Corporation                               600 Wilson Lane
     (Massachusetts)                          Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CompHealth, Inc.                              600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
CHS Ther. Tech. Corp                          9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
CompHealth Medical Staffing, Inc.             600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
CMS Therapy Services, Inc.                    600 Wilson Lane
                                              Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
RehabWorks, Inc.                              600 Wilson Lane
     (Florida)                                Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
RWI Therapy Tech, Corp.                       9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
Prof. Program Service, Inc.                   600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Rehab Associates, Inc.                        600 Wilson Lane
     (Florida)                                Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Encompus, Inc.                                600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
RehabWorks of California, Inc.                600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Mancor Med. Management Company, Inc.          600 Wilson Lane
     (California)                             Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Pro Therapy of America, Inc.                  600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Apco Med Laboratories, Inc.                   600 Wilson Lane
     (Michigan)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Physical Therapy Source, Inc.                 600 Wilson Lane
     (Delaware)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Professional Therapy International, Inc       600 Wilson Lane
     (Florida)                                Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
Professional Therapy Staffing, Inc.           600 Wilson Lane
     (Michigan)                               Mechanicsburg, PA 17055
- -----------------------------------------------------------------------------
COA Therapy Thechnologies Corp.               9820 Willow Creek Road, Ste 430
     (Delaware)                               San Diego, CA 92131
- -----------------------------------------------------------------------------
Eagle Rehab Corporation                       6001 Indian School Rd NE
     (Washington)                             Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Frankhauser Physical Therapy, Orthopedic      6001 Indian School Rd NE
and Sports Rehabilitation, Inc.               Albuquerque, NM 87110
     (Washington)
- -----------------------------------------------------------------------------
Northwestern Sports Clinic, Inc.              6001 Indian School Rd NE
     (Washington)                             Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Physical Therapy & Athletic                   6001 Indian School Rd NE
Rehabilitation Associates, Inc.               Albuquerque, NM 87110
     (Washington)
- -----------------------------------------------------------------------------
Physical Therapy Specialties, Inc.            6001 Indian School Rd NE
     (Washington)                             Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Sampson & Delilah, Inc.                       6001 Indian School Rd NE
     (Washington)                             Albuquerque, NM 87110
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
South Florida Orthopedics, Inc.               6001 Indian School Rd NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------
Spokane Associated Physical                   6001 Indian School Rd NE
Therapists, Inc.                              Albuquerque, NM 87110
     (Washington)
- -----------------------------------------------------------------------------
Spokane Sports & Orthopedic Therapy, Inc.     6001 Indian School Rd NE
                                              Albuquerque, NM 87110
- -----------------------------------------------------------------------------